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                                                                  Exhibit 10.11


                               SILICON VALLEY BANK
                                40 William Street
                               Wellesley, MA 02481


                                              January 19, 1999


TO:      Moldflow Corporation
         Moldflow International Pty Ltd., and
         Moldflow Pty Ltd. (collectively, the "Borrowers")
         Attn:    Suzanne E. Rogers

                  Chief Financial Officer

RE: Corrective Amendment to Loan Modification Agreement No. 2 dated November 30, 1998


         Reference is made to Loan Document Modification Agreement No. 2 dated November 30, 1998 among the Borrowers and the Bank (the "Second Amendment").

         The purpose of this corrective amendment is to correct the following typographical errors to the Second Amendment:

         1. The minimum Net Income requirement for the fiscal quarter ending September 30, 1999 as set forth in Section 6.9 of the Credit Agreement as amended by the Amendment is hereby changed from "$100,000" to "$250,000."

         2. The Compliance Certificate attached to the Second Amendment is hereby corrected by amending the profitability test for the quarter ending 6/30/99 from "$100,000" to "$250,000." A corrected form of the Compliance Certificate is attached hereto as Exhibit D.

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                                       -2-


         Upon execution by the Borrowers where indicated below, this letter amendment shall be deemed effective as of the date of Amendment No. 2. In all other respects, Amendment No. 2 and the Credit Agreement shall remain unchanged. This Agreement may be signed in more than one counterpart, each of which shall be any original and all of which taken together shall constitute one and the same document.

                                     SILICON VALLEY BANK

                                     By: /s/ Andrew H. Tsao
                                         ----------------------
                                          Name:  Andrew H. Tsao
                                          Title: Vice President

MOLDFLOW CORPORATION

By: /s/ Marc Dulude
    -------------------
     Name:  Marc Dulude
     Title: President, CEO


MOLDFLOW INTERNATIONAL PTY LTD.

By: /s/ Marc Dulude
    --------------------
     Name:  Marc Dulude
     Title: Director


MOLDFLOW PTY LTD.

By: /s/ Marc Dulude
    --------------------
     Name:  Marc Dulude
     Title: Director